Exhibit 99.2

February 8, 2005

Additional Disclosures to Support Presentations at Merrill Lynch Global Pharmaceutical, Biotechnology & Medical Device Conference

During a presentation at the Merrill Lynch Global Pharmaceutical, Biotechnology & Medical Device Conference on February 8, 2005, Valeant Pharmaceuticals International (the “Company”) presented certain non-GAAP financial information for the purpose of explaining in greater detail the historical operations of the Company. Pursuant to Regulation G, below are the reconciliations of such non-GAAP information to GAAP information.

We use certain non-GAAP financial measures, including adjusted net income (loss) from continuing operations, which excludes acquired in-process research and development charges (“IPR&D”), sales force reduction costs and restructuring costs. We exclude these items in assessing financial performance, primarily due to their non-operational nature or because they are outside of our normal operations. The non-GAAP financial measures should not be considered as an alternative to, or more meaningful than the GAAP financial measures.

Table 1
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income, Excluding IPR&D, Sales Force Reduction Costs and
     Restructuring Costs to Operating Income, as measured under GAAP
For the Nine Months Ended September 30, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$431	$—		$431
Royalties	63	—		63
Total revenues	494	—		494

Cost of goods sold	142	—		142
Selling expenses	146	(3	)(a)	143
General and administrative expenses	74	(5	)(a)	69
Research and development costs	64	—		64
Acquired in-process research and development	12	(12	)(b)	—
Restructuring charges	20	(20	)(c)	—
Amortization expense	41	—		41
Total expenses	499	(40)		459

Income (loss) from operations	$(5)	$40		$35

(a)	Sales force reduction costs.

(b)	IPR&D charge related to the acquisition of Amarin.

(c)	Restructuring charges are primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

Table 2
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income, Excluding IPR&D to Operating
     Income, as measured under GAAP
For the Nine Months Ended September 30, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$373	$—		$373
Royalties	137	—		137
Total revenues	510	—		510

Cost of goods sold	130	—		130
Selling expenses	120	—		120
General and administrative expenses	85	—		85
Research and development costs	30	—		30
Acquired in-process research and development	117	(117	)(a)	—
Amortization expense	26	—		26
Total expenses	508	(117)		391

Income (loss) from operations	$2	$117		$119

(a)	IPR&D charge related to the acquisition of Ribapharm.

Table 3
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals, R&D and Ribavirin Royalties Adjusted Operating
     Income, Excluding IPR&D, Sales Force Reductions Costs and Restructuring Costs to Operating
     Income, as measured under GAAP
For the Nine Months Ended September 30, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$431	$—		$431
Cost of goods sold	142	—		142
Selling expenses	146	(3	)(a)	143
General and administrative expenses	68	(5	)(a)	63
Restructuring charges	20	(20	)(b)	—
Amortization expense	27	—		27
Total specialty pharmaceuticals	28	28		56

R&D	(84)	—		(84)
Acquired in-process research and development	(12)	12	(c)	—
Ribavirin royalties	63	—		63

Income (loss) from operations	$(5)	$40		$35

(a)	Sales force reduction costs.

(b)	Restructuring charges are primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(c)	IPR&D charge related to the acquisition of Amarin.

Table 4
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals, R&D and Ribavirin Royalties Adjusted Operating
     Income, Excluding IPR&D to Operating Income, as measured under GAAP
For the Nine Months Ended September 30, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals Product sales	$373	$—		$373
Cost of goods sold	130	—		130
Selling expenses	120	—		120
General and administrative expenses	67	—		67
Amortization expense	24	—		24
Total specialty pharmaceuticals	32	—		32

R&D	(50)	—		(50)
Acquired in-process research and development	(117)	117	(a)	—
Ribavirin royalties	137	—		137

Income (loss) from operations	$2	$117		$119

(a)	IPR&D charge related to the acquisition of Ribapharm.

Table 5
Valeant Pharmaceuticals International
Reconciliation of Pro Forma Adjusted Operating Income, Excluding IPR&D, Sales Force Reduction
     Costs and Restructuring Costs to Pro Forma Operating Income, as measured under GAAP
For the Nine Months Ended September 30, 2004
(In millions)

The pro forma financial data below illustrate the effects of the acquisition of Xcel Pharmaceuticals, Inc. (“Xcel”) on the operating results of Valeant Pharmaceuticals International (“Valeant”) and Xcel for the nine months ended September 30, 2004. The pro forma data are based on the historical financial statements of Valeant and Xcel after giving effect to the acquisition of Xcel by Valeant using the purchase method of accounting. The pro forma data should be read in conjunction with the historical financial statements of Valeant and related notes thereto included in Valeant’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the historical financial statements of Xcel and the related notes thereto included in Valeant’s Current Report on Form 8-K filed February 2, 2005.

		Non-GAAP		Pro Forma
	Pro Forma	Adjustments		Adjusted
Specialty pharmaceuticals
Product sales	$477	$—		$477
Cost of goods sold	150	—		150
Selling expenses	163	(3	)(a)	160
General and administrative expenses	73	(5	)(a)	68
Restructuring charges	20	(20	)(b)	—
Amortization expense	37	—		37
Total specialty pharmaceuticals	34	28		62

R&D	(96)	—		(96)
Acquired in-process research and development	(12)	12	(c)	—
Ribavirin royalties	63	—		63

Income (loss) from operations	$(11)	$40		$29

(a)	Sales force reduction costs.

(b)	Restructuring charges are primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(c)	IPR&D charge related to the acquisition of Amarin.

Table 6
Valeant Pharmaceuticals International
Reconciliation of Cash and Marketable Securities, Including Debt Repurchase to Cash and
     Marketable Securities, as measured under GAAP
As of December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Cash and marketable securities	$874	$(341	) (a)	$533

(a)	Cash outlay relating to repurchases of the 6 1/2% Convertible Subordinated Notes due 2008 in 2004.